UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2004

Commission File Number 1-13340

Mid Atlantic Medical Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	52-1481661
(State of incorporation)	(I.R.S. Employer Identification No.)

4 Taft Court, Rockville, Maryland 20850

(Address of principal executive offices and zip code)

(301) 294-5140

(Registrant’s telephone number)

Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On February 10, 2004, Mid Atlantic Medical Services, Inc., a Delaware corporation (“MAMSI”), and UnitedHealthGroup Incorporated, a Minnesota corporation (“UnitedHealth Group”), issued a joint press release announcing that UnitedHealth Group had received all necessary approvals to complete the merger with MAMSI and that at a special meeting of stockholders held that morning, MAMSI stockholders voted in favor of the merger. The companies will complete the merger at the close of business on February 10, 2004.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. This summary is qualified in its entirety by reference to the exhibit attached hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

99.1    Press release dated February 10, 2004.

Important Merger Information

In connection with the proposed transaction, UnitedHealth Group MAMSI have filed relevant materials with the Securities and Exchange Commission (“SEC”), including a registration statement that contains a definitive proxy statement/prospectus, which was filed on January 20, 2004. The definitive proxy statement/prospectus has been sent to holders of MAMSI common stock. Holders of MAMSI common stock are urged to read the definitive proxy statement/prospectus and any other relevant materials filed by UnitedHealth Group or MAMSI with the SEC because they contain, or will contain, important information about UnitedHealth Group, MAMSI and the transaction. The definitive proxy statement/prospectus is available for free (along with any other documents and reports filed by UnitedHealth Group and MAMSI with the SEC) at the SEC’s website, www.sec.gov. In addition, you may obtain documents filed with the SEC by MAMSI free of charge by requesting them in writing from Mid Atlantic Medical Services, Inc., 4 Taft Court, Rockville, Maryland, 20850, Attention: Corporate Secretary, or by telephone at (301) 762-8205. You may obtain documents filed with the SEC by UnitedHealth Group free of charge by requesting them in writing from UnitedHealth Group Incorporated, UnitedHealth Group Center, 9900 Bren Road East, Minnetonka, Minnesota 55343, Attention: Corporate Secretary, or by telephone at (952) 936-1300.

MAMSI and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of MAMSI common stock in connection with the proposed transaction. Information about the ownership of MAMSI common stock by directors and executive officers of MAMSI, as well as additional information regarding the interests of such participants, is set forth in the definitive proxy statement/prospectus.

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UnitedHealth Group and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of MAMSI common stock in connection with the proposed transaction. Information about the directors and executive officers of UnitedHealth Group, as well as additional information regarding the interests of such participants, is set forth in the definitive proxy statement/prospectus.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This document may contain statements, estimates or projections that constitute “forward-looking” statements as defined under U.S. federal securities laws. Generally the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections. A list and description of some of the risks and uncertainties can be found in our reports filed with the SEC from time to time, including our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except to the extent otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID ATLANTIC MEDICAL SERVICES, INC.

Dated: February 10, 2004	By:	/s/ Mark D. Groban, M.D.
Mark D. Groban, M.D. Chairman of the Board of Directors

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